Exhibit 99.01

Shutterfly Announces Fourth Quarter and Full Year 2010 Financial Results

●	Fourth Quarter 2010 net revenues increase 27% year-over-year to $166.2 million
●	Full Year 2010 net revenues increase 25% year-over-year to $307.7 million
●	Fourth Quarter GAAP net income of $1.09 per diluted share
●	Record Full Year Adjusted EBITDA of $67.1 million, representing 21.8% of net revenues
●	Record Full Year Free Cash Flows of $44.7 million

REDWOOD CITY, February 2, 2011 -- Shutterfly, Inc. (NASDAQ:SFLY), a leading Internet-based social expression and personal publishing service, today announced financial results for the fourth quarter and full-year ended December 31, 2010.

"Our strategic investments throughout 2010, combined with our focus on strong execution, innovation and improved efficiencies led to record revenues, profits, and free cash flows" said President and Chief Executive Officer Jeffrey Housenbold. "We continue to outpace the industry in terms of innovation, user experience, on-trend designs, quality, and customer service. With the social expression and personal publishing markets still in the early stages, Shutterfly will focus on extending our leadership position in these large markets throughout 2011."

Fourth Quarter 2010 Financial Highlights

●	Net revenues totaled $166.2 million, a 27% year-over-year increase; 29% increase excluding referral fees.
●	Fourth quarter 2010 represents the 40th consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services net revenues totaled $123.8 million, a 33% year-over-year increase; 37% increase excluding referral fees.
●	Personalized Products & Services net revenues represented 75% of total net revenues.
●	Net revenues from Prints totaled $40.1 million, a 10% year-over-year increase.
●	Commercial Print net revenues totaled $2.3 million.
●	Existing customers generated 72% of total net revenues.
●	Gross profit margin was 62% of net revenues, compared to 61% in the fourth quarter of 2009.
●	Operating expenses, excluding $3.9 million of stock-based compensation, totaled $47.9 million.
●	GAAP net income was $32.5 million, compared to $24.1 million in the fourth quarter of 2009.
●	GAAP net income per diluted share was $1.09, compared to $0.88 in the fourth quarter of 2009.
●	Adjusted EBITDA was $60.2 million, compared to $47.9 million in the fourth quarter of 2009.
●	At December 31, 2010, cash and cash equivalents totaled $252.2 million.

Full Year 2010 Financial Highlights

●	Net revenues totaled $307.7 million, a 25% year-over-year increase; 27% increase excluding referral fees.
●	Personalized Products & Services net revenues totaled $218.7 million, a 35% year-over-year increase; 39% increase excluding referral fees.
●	Personalized Products & Services net revenues represented 71% of total net revenues.
●	Net revenues from Prints totaled $83.9 million, a 4% year-over-year increase.
●	Commercial Print net revenues totaled $5.1 million, a 33% year-over-year increase.
●	Existing customers generated 73% of total net revenues.
●	Gross profit margin was 56% of net revenues, compared to 55% in 2009.
●	Operating expenses, excluding $15.9 million of stock-based compensation, totaled $132.6 million.
●	GAAP net income was $17.1 million, compared to $5.9 million in 2009.
●	GAAP net income per diluted share was $0.59, compared to $0.22 in 2009.
●	Adjusted EBITDA was $67.1 million, compared to $50.2 million in 2009.

Fourth Quarter 2010 Operating Metrics

●	Transacting customers totaled 2.3 million, a 23% year-over-year increase.
●	Orders totaled 3.7 million, a 21% year-over-year increase.
●	Average order value was $44.41, a 5% year-over-year increase.

Full Year 2010 Operating Metrics

●	Transacting customers totaled 4.1 million, a 24% year-over-year increase.
●	Orders totaled 9.2 million, a 17% year-over-year increase.
●	Average order value was $32.88, a 7% year-over-year increase.

Recent Operating Highlights

●	Enabled Simple Path photo books using photos from various sources, including: My Shutterfly, Shutterfly Share Sites, Facebook, Picasa and directly from personal computers.
●	Enhanced Simple Path algorithm to improve and expand page layout control options.
●	Improved customer shopping experience and expanded the breadth and depth of Cards & Stationery collection.
●	Introduced attribute-based navigation tools, making it faster and easier for customers to find the perfect card.
●	Launched Shutterfly's largest holiday collection ever with nearly 1,400 new holiday designs across all form factors.
●	Added Shutterfly Share Site support for classrooms, youth sports, baby and wedding occasions.
●	Partnered with AYSO to enable Share Sites to over 50,000 youth soccer teams across the United States.
●	Partnered with Sony to provide instant access to Shutterfly photo books on VAIO(R) PCs.
●	Partnered with Best Buy to provide innovative solutions for preserving and sharing digital memories.
●	Expanded customer shopping options through partnerships with Target, Walgreens and CVS/pharmacy.

Business Outlook

First Quarter 2011:

●	Net revenues to range from $52 million to $53 million, a year-over-year increase of 14% to 16%; 20% to 22% excluding referral fees.
●	GAAP gross profit margin to range from 47% to 48% of net revenues.
●	Non-GAAP gross profit margin to range from 49% to 50% of net revenues.
●	GAAP operating loss to range from ($12) million to ($13) million.
●	Non-GAAP operating loss to range from ($6) million to ($7) million.
●	GAAP effective tax rate to range from 33% to 37%.
●	Non-GAAP effective tax rate to range from 35% to 37%.
●	GAAP diluted net loss per share to range from ($0.26) to ($0.30).
●	Non-GAAP diluted net loss per share to range from ($0.14) to ($0.17).
●	Weighted average diluted shares of approximately 28.3 million.
●	Adjusted EBITDA to range from ($1.0) million to ($2.0) million.

Full Year 2011:

●	Net revenues to range from $363 million to $373 million, a year-over-year increase of 18% to 21%; 19% to 22% excluding referral fees.
●	GAAP gross profit margin to range from 56% to 57% of net revenues.
●	Non-GAAP gross profit margin to range from 57% to 58% of net revenues.
●	GAAP operating income to range from $35 million to $40 million.
●	Non-GAAP operating income to range from $56 million to $61 million.
●	GAAP effective tax rate to range from 33% to 37%.
●	Non-GAAP effective tax rate to range from 35% to 37%.
●	GAAP diluted net income per share to range from $0.74 to $0.81.
●	Non-GAAP diluted net income per share to range from $1.16 to $1.24.
●	Weighted average diluted shares of 31.3 million.
●	Adjusted EBITDA to range from 21% to 22% of net revenues.
●	Capital expenditures to range from 7.5% to 8.5% of net revenues.

Notes to the Fourth Quarter and Full Year 2010 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Personalized Products and Services (“PPS”) net revenues primarily include Photo Books, Stationery and folded Greeting Cards, Calendars and Photo-based Merchandise.  PPS also includes net revenues from advertising and sponsorship programs and referral fees.  The Company’s referral fee program was discontinued effective March 31, 2010, and no referral fee revenues have been recorded subsequent to that date.

Print net revenues consist of photo prints in Wallet, 2x6, 4x6, 5x7, 8x10, Photo Cards and large format sizes.

Commercial Print net revenues are excluded from net revenues from PPS and Prints.

Average Order Value (“AOV”) is defined as total net revenues (excluding Commercial Print), divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued guidance and all previous guidance should no longer be relied upon.

Fourth Quarter and Full Year 2010 Conference Call

Management will review the fourth quarter and full year 2010 financial results and its expectations for the first quarter and full year 2011 on a conference call on Wednesday, February 2, 2011 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, February 16, 2011. To hear the replay, please dial 706-645-9291, replay passcode 35692010.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the first quarter and full year 2011 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended September 30, 2010, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly

Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

Shutterfly, Inc.
Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009

Net revenues	$166,200	$131,067	$307,707	$246,432
Cost of net revenues	63,828	50,487	134,491	111,648
Gross profit	102,372	80,580	173,216	134,784
Operating expenses:
Technology and development	12,145	12,656	48,393	46,003
Sales and marketing	26,316	18,795	59,284	44,870
General and administrative	13,416	12,560	40,764	35,201
Total operating expenses	51,877	44,011	148,441	126,074
Income from operations	50,495	36,569	24,775	8,710
Interest expense	-	(20)	(42)	(157)
Interest and other income, net	20	133	482	814
Income before income taxes	50,515	36,682	25,215	9,367
Provision for income taxes	(18,002)	(12,596)	(8,088)	(3,514)
Net income	$32,513	$24,086	$17,127	$5,853

Net income per share:
Basic	$1.18	$0.93	$0.63	$0.23
Diluted	$1.09	$0.88	$0.59	$0.22

Weighted-average shares outstanding:
Basic	27,618	25,768	27,025	25,420
Diluted	29,924	27,433	29,249	26,810

Stock-based compensation is allocated as follows:

Cost of net revenues	$128	$119	$508	$416
Technology and development	753	1,049	3,069	3,340
Sales and marketing	985	1,149	3,923	3,577
General and administrative	2,201	2,162	8,866	6,940
	$4,067	$4,479	$16,366	$14,273

Shutterfly, Inc.
Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	December 31,
	2010	2009

ASSETS
Current assets:
Cash and cash equivalents	$252,244	$132,812
Short-term investments	-	47,925
Accounts receivable, net	4,845	5,472
Inventories	3,580	2,968
Deferred tax asset, current portion	3,582	2,243
Prepaid expenses and other current assets	6,934	4,501
Total current assets	271,185	195,921
Property and equipment, net	39,726	41,845
Goodwill and intangible assets, net	16,835	13,406
Deferred tax asset, net of current portion	11,314	14,674
Other assets	4,770	5,467
Total assets	$343,830	$271,313

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,341	$13,116
Accrued liabilities	38,831	32,793
Deferred revenue	9,731	8,602
Total current liabilities	70,903	54,511
Other liabilities	3,320	1,638
Total liabilities	74,223	56,149

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 27,957 and
25,909 shares issued and outstanding at December 31, 2010 and
December 31, 2009, respectively	3	3
Additional paid-in-capital	263,726	226,410
Accumulated earnings (deficit)	5,878	(11,249)
Total stockholders' equity	269,607	215,164
Total liabilities and stockholders' equity	$343,830	$271,313

Shutterfly, Inc.
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Twelve Months Ended
	December 31,
	2010	2009

Cash flows from operating activities:
Net income	$17,127	$5,853
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,429	25,122
Amortization of intangible assets	2,543	2,072
Stock-based compensation, net of forfeitures	16,366	14,273
Loss/(gain) on disposal of property and equipment	(345)	346
Deferred income taxes	2,021	(2,903)
Tax benefit from stock-based compensation	5,973	4,965
Excess tax benefits from stock-based compensation	(5,967)	(3,273)
Loss/(gain) on auction rate securities Rights	(6,266)	2,747
Loss/(gain) on auction rate securities	6,266	(2,747)
Changes in operating assets and liabilities:
Accounts receivable, net	688	520
Inventories	(558)	642
Prepaid expenses and other current assets	(2,402)	501
Other assets	2	(3,282)
Accounts payable	8,652	1,947
Accrued and other liabilities	7,504	7,966
Deferred revenue	1,128	(859)
Net cash provided by operating activities	76,161	53,890

Cash flows from investing activities:
Purchases of property and equipment	(14,405)	(13,762)
Capitalization of software and website development costs	(7,405)	(3,891)
Acquisition of business and intangibles, net of cash acquired	(5,981)	(795)
Proceeds from sale of equipment	2,476	-
Proceeds from the sale of auction rate securities	47,925	4,325
Net cash provided by (used in) investing activities	22,610	(14,123)

Cash flows from financing activities:
Principal payments of capital lease obligations	(9)	(91)
Proceeds from issuance of common stock upon exercise of stock options	14,703	2,740
Shares withheld for payment of employee's withholding tax liability	-	(1,041)
Excess tax benefits from stock-based compensation	5,967	3,273
Net cash provided by financing activities	20,661	4,881

Net increase in cash and cash equivalents	119,432	44,648
Cash and cash equivalents, beginning of period	132,812	88,164
Cash and cash equivalents, end of period	$252,244	$132,812

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$1	$12
Income taxes	663	2,644
Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	556	2
Escrow liability from acquisition of business	-	150

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2010		2009		2010		2009

User Metrics

Customers	2,280,815		1,852,302		4,069,020		3,281,468
year-over-year growth	23%		18%		24%		18%

Orders	3,691,558		3,061,667		9,203,925		7,891,057
year-over-year growth	21%		12%		17%		4%

Average order value*	$44.41		$42.40		$32.88		$30.74
year-over-year growth	5%		8%		7%		9%

Average orders per customer	1.6	x	1.7	x	2.3	x	2.4	x

*Average order value excludes commercial printing revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending March 31, 2011

Net revenues	$52.0	$53.0	-	-		$52.0	$53.0
Gross profit margin	47%	48%	2%		[a]	49%	50%
Operating loss	($13)	($12)	$6		[b]	($7)	($6)
Operating margin	(24%)	(22%)	10%		[b]	(14%)	(12%)

Stock-based compensation	$4.7	4.7	$4.7	$4.7		-	-
Amortization of intangible assets	$0.7	$0.7	$0.7	0.7		-	-

Adjusted EBITDA*						($2.0)	($1.0)

Diluted loss per share	($0.30)	($0.26)	$0.13	$0.12	[c]	($0.17)	($0.14)
Diluted shares	28.3	28.3	-	-		28.3	28.3
Effective tax rate	33%	37%	2%	-	[d]	35%	37%

Twelve Months Ending December 31, 2011

Net revenues	$363.0	$373.0	-	-		$363.0	$373.0
Gross profit margin	56%	57%	1%		[e]	57%	58%
Operating income	$35	$40	$21		[f]	$56	$61
Operating margin	10%	11%	5%		[f]	15%	16%

Stock-based compensation	$18.6	$18.6	$18.6	$18.6		-	-
Amortization of intangible assets	$2.8	$2.8	$2.8	$2.8		-	-

Adjusted EBITDA*						$76	$82
Adjusted EBITDA* margin						21%	22%

Diluted earnings per share	$0.74	$0.81	$0.42	$0.43	[g]	$1.16	$1.24
Diluted shares	31.3	31.3	-	-		31.3	31.3
Effective tax rate	33%	37%	2%	-	[h]	35%	37%

Capital expenditures - % of net revenues	7.5%	8.5%				7.5%	8.5%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased intangible assets of approximately $600k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $4.7 million and amortization of purchased intangible assets of approximately $700k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $600k and amortization of purchased intangible assets of approximately $2.5 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $18.6 million and amortization of purchased intangible assets of approximately $2.8 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

GAAP gross profit	$16,340	$18,789	$19,075	$80,580	$23,164	$23,628	$24,052	$102,372	$134,784	$173,216
Stock-based compensation expense within cost of net revenues	95	82	119	119	131	129	120	128	416	508
Amortization of intangible assets within cost of net revenues	367	394	460	488	556	552	541	646	1,709	2,295

Non-GAAP gross profit	$16,802	$19,265	$19,654	$81,187	$23,851	$24,309	$24,713	$103,146	$136,909	$176,019

Non-GAAP gross profit margin	47%	50%	49%	62%	52%	52%	50%	62%	56%	57%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

GAAP operating income (loss)	$(9,396)	$(9,408)	$(9,055)	36,569	(7,963)	(9,780)	(7,977)	50,495	$8,710	$24,775
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	3,866	4,067	14,273	16,366
Amortization of intangible assets	457	484	550	581	647	642	603	651	2,072	2,543

Non-GAAP operating income (loss)	$(6,135)	$(6,090)	$(4,349)	$41,629	$(2,942)	$(5,079)	$(3,508)	$55,213	$25,055	$43,684

Non-GAAP operating margin	(17%)	(16%)	(11%)	32%	(6%)	(11%)	(7%)	33%	10%	14%

Shutterfly, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

GAAP net income (loss)	$(6,232)	$(5,655)	$(6,346)	$24,086	$(4,731)	$(5,885)	$(4,770)	$32,513	$5,853	$17,127
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	3,866	4,067	14,273	16,366
Amortization of intangible assets	457	484	550	581	647	642	603	651	2,072	2,543
Income taxes associated with certain non-GAAP entries	(1,168)	(1,190)	(1,255)	(1,542)	(2,028)	(1,945)	(1,908)	(2,064)	(5,155)	(7,945)

Non-GAAP net income (loss)	$(4,139)	$(3,527)	$(2,895)	$27,604	$(1,738)	$(3,129)	$(2,209)	$35,167	$17,043	$28,091

Diluted net income (loss) per share:
GAAP	$(0.25)	$(0.22)	$(0.25)	$0.88	$(0.18)	$(0.22)	$(0.17)	$1.09	$0.22	$0.59
Non-GAAP	$(0.16)	$(0.14)	$(0.11)	$1.01	$(0.07)	$(0.12)	$(0.08)	$1.18	$0.64	$0.96

Shares used in GAAP and non-GAAP diluted net income (loss)
per-share calculation	25,148	25,246	25,517	27,433	26,238	26,952	27,292	29,924	26,810	29,249

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

GAAP benefit (provision) for income taxes	$2,928	$3,497	$2,657	(12,596)	3,011	3,722	3,181	(18,002)	$(3,514)	$(8,088)
Income taxes associated with certain non-GAAP entries	(1,168)	(1,190)	(1,255)	(1,542)	(2,028)	(1,945)	(1,908)	(2,064)	(5,155)	(7,945)

Non-GAAP benefit (provision) for income taxes	$1,760	$2,307	$1,402	$(14,138)	$983	$1,777	$1,273	$(20,066)	$(8,669)	$(16,033)

GAAP income (loss) before income taxes	$(9,160)	$(9,152)	$(9,003)	36,682	(7,742)	(9,607)	(7,951)	50,515	$9,367	$25,215
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	3,866	4,067	14,273	16,366
Amortization of intangible assets	457	484	550	581	647	642	603	651	2,072	2,543

Non-GAAP income (loss) before income taxes	$(5,899)	$(5,834)	$(4,297)	$41,742	$(2,721)	$(4,906)	$(3,482)	$55,233	$25,712	$44,124

GAAP effective tax rate	32%	38%	30%	34%	39%	39%	40%	36%	38%	32%

Non-GAAP effective tax rate	30%	40%	33%	34%	36%	36%	37%	36%	34%	36%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

GAAP net income (loss)	$(6,232)	$(5,655)	$(6,346)	$24,086	$(4,731)	$(5,885)	$(4,770)	$32,513	$5,853	$17,127
Interest expense	88	27	22	20	21	21	-	-	157	42
Interest and other income, net	(324)	(283)	(74)	(133)	(242)	(194)	(26)	(20)	(814)	(482)
Tax benefit (provision)	(2,928)	(3,497)	(2,657)	12,596	(3,011)	(3,722)	(3,181)	18,002	3,514	8,088
Depreciation and amortization	6,706	6,779	6,850	6,859	7,020	6,949	6,321	5,682	27,194	25,972
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	3,866	4,067	14,273	16,366

Non-GAAP Adjusted EBITDA	$114	$205	$1,951	$47,907	$3,431	$1,228	$2,210	$60,244	$50,177	$67,113

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2010	2010	2009	2010

Net cash provided by (used in) operating activities	$(19,258)	$2,847	$(1,714)	$72,015	$(28,264)	$5,101	$5,271	$94,053	$53,890	$76,161
Interest expense	88	27	22	20	21	21	-	-	157	42
Interest and other income, net	(324)	(283)	(74)	(133)	(242)	(194)	(26)	(20)	(814)	(482)
Tax benefit (provision)	(2,928)	(3,497)	(2,657)	12,596	(3,011)	(3,722)	(3,181)	18,002	3,514	8,088
Changes in operating assets and liabilities	24,510	(1,236)	7,529	(38,238)	33,153	(1,969)	(2)	(46,196)	(7,435)	(15,014)
Other adjustments	(1,974)	2,347	(1,155)	1,647	1,774	1,991	148	(5,595)	865	(1,682)
Non-GAAP Adjusted EBITDA	114	205	1,951	47,907	3,431	1,228	2,210	60,244	50,177	67,113
Less: Purchases of property and equipment	(4,158)	(1,826)	(3,811)	(3,969)	(5,534)	(4,010)	(2,729)	(2,688)	(13,764)	(14,961)
Less: Capitalized technology & development costs	(824)	(1,114)	(1,094)	(859)	(802)	(1,247)	(2,559)	(2,797)	(3,891)	(7,405)

Free cash flow	$(4,868)	$(2,735)	$(2,954)	$43,079	$(2,905)	$(4,029)	$(3,078)	$54,759	$32,522	$44,747